Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Ariel MidCap Value Portfolio

(the “Portfolio”)

Supplement dated December 22, 2011 to the

Prospectus for the Portfolio, dated July 19, 2011

Effective immediately, the section labeled Portfolio Manager on page 3 of the Prospectus is deleted and replaced with the following:

Portfolio Managers

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1999.

Timothy Fidler, Senior Vice President, Ariel Investments, LLC. Mr. Fidler has co-managed the Portfolio since August 2011.

Matthew F. Sauer, Senior Vice President, Ariel Investments, LLC. Mr. Sauer has co-managed the Portfolio since August 2011.

Effective immediately, the third, fourth and fifth paragraphs of the section labeled Sub-Adviser beginning on page 4 of the Prospectus are deleted and replaced with the following:

Ariel Investments, LLC (Ariel) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day managers for the Portfolio are John W. Rogers, Jr., Chairman and Chief Executive Officer; Timothy Fidler, Senior Vice President; and Matthew F. Sauer, Senior Vice President.

As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund, Ariel Appreciation Fund and the firm’s small and small/mid portfolios as well as co-portfolio manager for Ariel’s mid-cap separate account portfolios. Beyond Ariel, Mr. Rogers currently serves as a board member of Aon Corporation, Exelon Corporation and McDonald’s Corporation. Additionally, he is chairman of the Economic Club of Chicago, a director of the Chicago Urban League, a trustee of the University of Chicago, and member of the board of the John S. and James L. Knight Foundation, where he chairs the investment committee. In 2008, Mr. Rogers was awarded Princeton’s highest honor, the Woodrow Wilson Award, presented each year to alumni whose career embodies a commitment to national service. Additionally in 2010, Mr. Rogers was named an Outstanding Director by the Outstanding Directors Exchange for his leadership on governance, management and diversity in the boardroom. He received an AB in economics in 1980 from Princeton University where he was also captain of the Varsity Basketball Team.

Along with his portfolio management duties, Mr. Fidler is responsible for the firm’s proprietary research in the retail and business services industries. In 2008, Institutional Investor magazine recognized him as one of 20 rising stars within the industry. Prior to joining Ariel in 1999, he worked at Morgan Stanley in the asset management area of the firm as a research analyst and portfolio manager working on the firm’s U.S. value management teams. Mr. Fidler graduated Phi Beta Kappa from Northwestern University with a B.A. with honors distinction and earned his M.B.A. with high honors from the University of Chicago.

In addition to his portfolio management responsibilities, Mr. Sauer oversees the firm’s proprietary research in the consumer products and insurance industries. He joined Ariel in 2006 after spending 13 years with Oak Value Capital Management in a variety of leadership positions culminating in his roles of executive vice president, senior portfolio manager and director of research. While at Oak Value Capital Management, he was instrumental in the launch and management of the well-respected Oak Value Fund. He earned a B.S. in humanities from Lawrence Technological University and an M.B.A. from Duke University.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Portfolio, dated July 19, 2011.

Please keep this Supplement for future reference.

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